SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 18, 2002
                     ---------------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                               001-8368 51-0228924
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             (Commission File No.) (IRS Employer Identification No.)


         1301 Gervais Street, Suite 300, Columbia, South Carolina 29201
              (Address of principal executive offices) (zip code)

                                 (803) 933-4200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On June 18, 2002 the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.        Description
-------------     -------------------------------------
99.1              Press Release issued June 18, 2002 (Filed herewith.)




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SAFETY-KLEEN CORP.



Date: June 19, 2002               By:     /s/ James K. Lehman
                                       -----------------------------------------
                                      James K. Lehman
                                      Senior Vice President, General Counsel and
                                      Secretary




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                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

99.1                    Press Release issued June 18, 2002 (Filed herewith.)

                                  Exhibit 99.1
FOR IMMEDIATE RELEASE                                   Media Contact: John Kyte
June 18, 2002                                                       803-933-4224

COURT APPROVES SALE OF SAFETY-KLEEN'S CHEMICAL SERVICES DIVISION TO CLEAN HARBORS, INC.

         Columbia, S.C. - The sale of Safety-Kleen Corp.'s Chemical Services Division (CSD) to Clean Harbors, Inc., of Braintree, MA, was approved during a Bankruptcy Court hearing today. Over the past two days the court rejected objections to the sale of the CSD, including those raised by Onyx North America, and today approved the sale to Clean Harbors.

         "Receiving the Court's approval is a major milestone in the sale process and in our efforts to emerge from bankruptcy before the end of the year," said Safety-Kleen Chairman, CEO and President Ronald A. Rittenmeyer. "Now we look forward to beginning the transition process and bringing the CSD sale to closure later this summer."

         The court had delayed the sale hearing, originally scheduled for June 13, in order to allow Onyx North America to submit a revised bid for the CSD after a May 30 bid filed by Onyx was determined not to be "qualified." Onyx submitted another bid on Friday, June 14, but that bid also was determined not to be qualified.

         "The sale of the CSD to Clean Harbors will allow Safety-Kleen to focus exclusively on our core business in the parts washer and waste management services industry," Rittenmeyer said. "At the same time, our existing CSD customers know they will be working with an established industry leader that puts customer service and environmental protection first. Everyone's a winner."

ABOUT SAFETY-KLEEN CORP.
         Based in Columbia, South Carolina, Safety-Kleen Corp. is the largest industrial and hazardous waste management company in North America, serving more than 400,000 customers in the United States, Canada, Mexico and Puerto Rico. Safety-Kleen Corp. is currently under Chapter 11 bankruptcy protection, which it entered into voluntarily on June 9, 2000.

PRIVATE SECURITIES LITIGATION REFORM ACT
         Sections of this release constitute forward-looking statements that involve a number of risks and uncertainties. Many factors could cause actual results to differ materially from our expected results. These factors include risks associated with the sale of the Chemical Services Division; emergence from Chapter 11 bankruptcy protection; continued productive relations with creditors; the continued availability of credit; changes in demand for the Company's services; and competition.
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